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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549
_______________________________
FORM 8-K
_______________________________
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report: May 3, 2023
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Anywhere Real Estate Inc.
(Exact Name of Registrant as Specified in its Charter)

Delaware	001-35674	20-8050955
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)
_______________________________
Anywhere Real Estate Group LLC
(Exact Name of Registrant as Specified in its Charter)

Delaware	333-148153	20-4381990
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)
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175 Park Avenue
Madison, NJ 07940
(Address of principal executive offices) (Zip Code)
(973) 407-2000
(Registrant’s telephone number, including area code)
None
(Former name or former address if changed since last report)
_______________________________
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:
	Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Anywhere Real Estate Inc.	Common Stock, par value $0.01 per share	HOUS	New York Stock Exchange
Anywhere Real Estate Group LLC	None	None	None
Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company    ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.    ☐
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Item 2.02.	Results of Operations and Financial Condition.
On May 3, 2023, the Registrants announced their financial results for the quarter ended March 31, 2023. A copy of the press release is attached as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements by Certain Officers.
On May 3, 2023, Anywhere Real Estate Inc. (the “Company”) held its 2023 Annual Meeting of Stockholders (the “2023 Annual Meeting”). At the 2023 Annual Meeting, upon the recommendation of the Board of Directors (the "Board"), the Company’s stockholders approved the Anywhere Real Estate Second Amended and Restated 2018 Long-Term Incentive Plan.
A summary of the Second Amended and Restated 2018 Long-Term Incentive Plan was included in the Company's definitive proxy statement filed with the Securities and Exchange Commission on March 17, 2023 (the "Proxy Statement") under section captioned "Proposal 4: Approval of the Second Amended & Restated 2018 Long-Term Incentive Plan" and is incorporated herein by reference. The summary of the Second Amended and Restated 2018 Long-Term Incentive Plan is qualified in its entirety by reference to the full text of the Second Amended and Restated 2018 Long-Term Incentive Plan, a copy of which is filed as Exhibit 10.1 to this report and is incorporated herein by reference.

Item 5.03.	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.
At the 2023 Annual Meeting, upon the recommendation of the Board, the Company’s stockholders approved an amendment to the Company’s Restated Certificate of Incorporation (the "Charter Amendment") to limit the liability of certain officers of the Company as permitted by Delaware law.
The Charter Amendment became effective upon the filing of the Company's Seventh Amended and Restated Certificate of Incorporation (the “Certificate of Incorporation”) with the Secretary of State of the State of Delaware on May 3, 2023.
The foregoing description of the Charter Amendment is qualified in its entirety by reference to the Certificate of Incorporation, a copy of which is filed as Exhibit 3.1 hereto and is incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits.
(d)	Exhibits
Exhibit No.	Description
3.1	Seventh Amended and Restated Certificate of Incorporation.
4.1	Description of the Registrant’s Securities Registered Pursuant to Section 12 of the Securities Exchange Act of 1934.
10.1	Second Amended & Restated 2018 Long-Term Incentive Plan.
99.1	Press Release dated May 3, 2023.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ANYWHERE REAL ESTATE INC.

By:	/s/ Charlotte C. Simonelli
Charlotte C. Simonelli, Executive Vice President, Chief Financial Officer and Treasurer
Date: May 3, 2023

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ANYWHERE REAL ESTATE GROUP LLC

By:	/s/ Charlotte C. Simonelli
Charlotte C. Simonelli, Executive Vice President, Chief Financial Officer and Treasurer
Date: May 3, 2023

EXHIBIT INDEX

Exhibit No.	Description
3.1	Seventh Amended and Restated Certificate of Incorporation.
4.1	Description of the Registrant’s Securities Registered Pursuant to Section 12 of the Securities Exchange Act of 1934.
10.1	Second Amended & Restated 2018 Long-Term Incentive Plan.
99.1	Press Release dated May 3, 2023.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).